UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2012

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Neurolite® Manufacturing and Supply Agreement

On May 3, 2012, the registrant, Lantheus Medical Imaging, Inc. (the “Company”), entered into a Manufacturing and Supply Agreement (the “Neurolite® Agreement”), effective as of May 3, 2012, with Jubilant HollisterStier LLC (“HollisterStier”) for the manufacture of Neurolite®.  Under the Neurolite® Agreement, HollisterStier has agreed to manufacture product for an initial term of five years.  The Company has the right to extend the Neurolite® Agreement for an additional five-year period, with automatic renewals for additional one year periods thereafter.  The Neurolite® Agreement allows for termination upon the occurrence of specified events, including material breach or bankruptcy by either party.  The Neurolite® Agreement also requires the Company to place orders for a minimum percentage of its Neurolite® requirements during such term.

A copy of the press release announcing the Neurolite® Agreement and the Cardiolite® Agreement (as defined below) is filed herewith as Exhibit 99.1.

Cardiolite® Manufacturing and Supply Agreement

On May 3, 2012, the Company entered into a Manufacturing and Supply Agreement (the “Cardiolite® Agreement”), effective as of May 3, 2012, with HollisterStier for the manufacture of Cardiolite® products.  Under the Cardiolite® Agreement, HollisterStier has agreed to manufacture product for an initial term of five years.  The Company has the right to extend the Cardiolite® Agreement for an additional five-year period, with automatic renewals for additional one year periods thereafter.  The Cardiolite® Agreement allows for termination upon the occurrence of specified events, including material breach or bankruptcy by either party.  The Cardiolite® Agreement requires the Company to place orders for a minimum percentage of its Cardiolite® requirements during such term.

A copy of the press release announcing the Neurolite® Agreement and the Cardiolite® Agreement is filed herewith as Exhibit 99.1.

Amendment to DEFINITY® Agreement

On May 3, 2012, the Company entered into the First Amendment (the “Amendment”), effective as of May 3, 2012, to the Manufacturing and Supply Agreement, dated as of February 1, 2012 (the “DEFINITY® Agreement”), with HollisterStier for the manufacture of DEFINITY®.  Under the DEFINITY® Agreement, HollisterStier has agreed to manufacture product for an initial term of five years.  The Company has the right to extend the DEFINITY® Agreement for an additional five-year period, with automatic renewals for additional one year periods thereafter.  The Amendment increases the minimum percentage of the Company’s DEFINITY® requirements that the Company is required to place with HollisterStier during such term.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 9, 2012, announcing the Manufacturing and Supply Agreements with Jubilant HollisterStier LLC for Cardiolite® and Neurolite®

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Vice President and General Counsel

Date: May 9, 2012

EXHIBIT LIST

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 9, 2012, announcing the Manufacturing and Supply Agreements with Jubilant HollisterStier LLC for Cardiolite® and Neurolite®